UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OFF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2014

PANTHER ENERGY INC.
(Exact name of registrant as specified in charter)

Nevada	333-150061	98-0585268
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 King Street, Suite 5600
Toronto, Ontario, CanadaM5X 1C9
(Address of principal executive offices)(Zip Code)

1-888-570-3698
Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

      .Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

      .Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Registrant’s Current Report on Form 8-K which the Registrant previously filed with the Securities and Exchange Commission on August 21, 2014 (the “Original Filing”). The Registrant is filing this Amendment to correct an error that the Registrant discovered on the Original Filing in regards to the effective date of the Certificate of Amendment.

Except as set forth above, the Original Filing has not been amended, updated or otherwise modified.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 14, 2014, the Board of Directors of Panther Energy Inc. (the “Company”) as well as a majority of its shareholders voted to change the name of the Company to Falcon Crest Energy Inc. The Company has filed a Certificate of Amendment with the Nevada Secretary of State on August 25, 2014. The Company has also filed notice of the name change with FINRA and will provide an update once FINRA approves the name change.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANTHER ENERGY INC.

Date: August 27, 2014	By:	/s/ Patrick Johnson
Patrick Johnson, Chief Executive Officer

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